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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                DECEMBER 7, 2005
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                           STONE FIELD MANAGEMENT CORP
             (Exact name of registrant as specified in its charter)

                                    000-29147
                            (Commission File Number)

                                     WYOMING
         (State or other jurisdiction of incorporation or organization)

                                   86-0970014
                      (IRS Employer Identification Number)

                             13210 KERRVILLE FOLKWAY
                            AUSTIN, TEXAS 78729-7522
               (Address of principal executive offices) (ZIP Code)

                                DAIN SCHULT, CEO
                           STONE FIELD MANAGEMENT CORP
                             13210 KERRVILLE FOLKWAY
                            AUSTIN, TEXAS 78729-7522
                     (Name and address of agent for service)

                                 (512) 249-9600
          (Telephone number, including area code of agent for service)

                                 FORMER ADDRESS
                           2920 N. Swan Road Suite 206
                                Tucson, AZ 85712
              (Former name or former address, if changed since last
                                    report.)

                               FORMER PHONE NUMBER
                                 (520) 977-9654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         []       Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  -------------------------------------------------------------


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS. On December 7, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Daniel Hodges, the President and Director, submitted his resignation as
President  and  Director  for  personal   reasons.   There  was  no  dispute  or
disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation for both positions and, pursuant to authority, appointed Dain Schult to serve as Chief Executive Officer, Treasurer, and
Director. Mr. Schult was elected as Chief Executive Officer, Treasurer, and Director and Mr. Schult has accepted all appointments. His biographical information is:

         Dain Schult - Chairman, President/CEO: Mr. Dain Schult has served as a Director, Chairman, President and Chief Executive Officer of ARE since its formation in 1998. He also serves currently as our Treasurer. Prior to the formation of ARE, Mr. Schult was founder and president of Radioactivity, Inc. (March 1977-September 1996), a full-service broadcast consulting firm in which he personally served over 150 radio stations across the USA. Prior to forming Radioactivity, Inc., Mr. Schult held various positions at numerous radio stations in the Southeast. His management experience includes serving as President and Chief Executive Officer for Texrock Radio, Inc. (March 1995-October
         1998), Chairman and CEO for American Communications  Enterprises,  Inc.
         (December 1998-September 2000) and COO of Sunbelt Radio Group, Inc. (September 1989-May 1991). From September 2000 until the present, Mr. Schult has devoted the bulk of his time to company business. During that time, he has occasionally provided broadcast consulting services to third parties, and he wrote "Nashville, Chattanooga & St. Louis: A History of the Dixie Line", which was published in 2003 as well as "Roll Away The Stone"- a motivational book which was published in 2005. Mr. Schult holds an Associate of Science degree from Georgia State University, Atlanta, Georgia, in Commercial Music/ Recording (1977).

On December 7, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Sherry Schult to fill a vacancy as an officer and director of the Company. Ms. Schult was elected as a Secretary and Director and Ms. Schult has accepted both appointments. Her biographical information is:

         Sherry Schult - Secretary: Ms. Schult has served as ARE's secretary and as a Director since its formation in 1998. Since 1988, Ms. Schult has owned and operated the TYFG Company, which manufactures and markets motivational dolls.

On December 7, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Herb Neu to fill a vacancy on the Board. Mr. Neu was elected as a director and Mr. Neu has accepted this appointment. His biographical information is:

         Herb Neu - Chief Operating Officer - Southeastern Division: Mr. Neu serves currently as our COO - Southeastern Division. He has served as a manager of several different radio station groups, as well as VP/Midwest Sales Manager for ABC FM Radio Network Spot Sales (September 1969-January 1971), General Manager of Programming and Marketing Operations of CNN Radio Network (March 1982-November 1986), VP/Sales for Impact Resources Research (1988-1992) and President/Publisher of OTC Publishing (1994-Present). In his over 40 years in media, he also has extensive knowledge and experience in dealing with national and regional advertising, successfully working with advertising agencies and media buyers across the country.

On December 7, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Harry H. Hedges III to fill a vacancy on the Board. Mr. Hedges was elected as a director and Mr. Hedges has accepted this appointment. His biographical information is:

         Harry H. Hedges, III - Chief Operating Officer - Southwestern Division:
         As COO of our Southwestern Division, Mr. Hedges brings over 30 years of experience in the radio broadcasting industry. Prior to ARE's formation, Mr. Hedges was Senior Vice-President/Regional Manager for TexRock Radio, Inc. (October 1997-October 1999). Since October 1999, Mr. Hedges has split his professional time between providing broadcast consulting services and providing contractor services. Additionally he served as an associate consultant with Radioactivity, Inc. (May 1992-October 1997), and founded Hedges and Associates (February 1990-August 1996), a sales and marketing company to market Western and

         Southwestern clothing and accessories. Previously, Mr. Hedges held various general manager, sales and promotion manager, account executive, and news reporter/copy writer positions at several stations in the Houston, Texas area.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Austin, Texas, on the December 7, 2005.
                               STONE FIELD MANAGEMENT CORP


                               By:   /s/
                                     -------------------------------------------
                                     Dain Schult, Chief Executive Officer



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                                                   EXHIBIT INDEX

         EXHIBITS
                           None.